UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 14, 2017

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Manhattanville Road, Suite 106, Purchase, NY 10577
(Address of principal executive offices, zip code)
(914) 468-4009
(Issuer’s telephone number)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

On September 14, 2017, the following proposals were submitted to the stockholders of Bovie Medical Corporation (the “Company”) at its annual meeting of stockholders: (1) Election of six (6) directors to the Board of Directors; (2) Ratification of Frazier & Deeter, LLC, as Bovie's auditors for the fiscal year ending December 31, 2017; (3) Approval of a non-binding advisory resolution supporting the compensation of our named executive officers; (4) Approval of the Company’s 2017 Share Incentive Plan; (5) Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, having a par value of $.001 per share (“Common Stock”), from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock.

The following are the final voting results for each proposal.

(1) The Company’s stockholders elected each of the following six (6) directors to serve on its Board of Directors until their successors are duly elected and qualified, by the following vote:

	Number of Votes
Name	Cast in Favor	Cast Against	Withheld

Andrew Makrides	9,949,589	1,553,361	5,770,632

Robert L. Gershon	11,096,039	528,625	5,648,918

J. Robert Saron	11,070,002	564,187	5,639,393

John C. Andres	11,672,556	597,348	5,003,673

Michael Geraghty	11,037,411	1,321,438	4,914,733

Lawrence J. Waldman	11,761,551	597,258	4,914,768

(2) The Company’s stockholders ratified the appointment of Frazier & Deeter, LLC as its independent registered public accounting firm for the year ended December 31, 2017 by the following vote:

Votes For	Votes Against	Votes Abstained

20,561,630	1,450,485	3,869,034

(3) The Company’s stockholders approved the non-binding stockholder advisory vote on the compensation of our named executive officers:

Votes For	Votes Against	Votes Abstained

11,211,609	2,740,362	3,321,611

(4) The Company’s stockholders approved the Company’s 2017 Share Incentive Plan:

Votes For	Votes Against	Votes Abstained

10,424,838	3,511,801	3,336,943

(5) The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, having a par value of $.001 per share (“Common Stock”), from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock:

Votes For	Votes Against	Votes Abstained

17,082,405	5,679,922	3,118,821

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017	By:	/s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer